AuguStarSM Variable Insurance Products Fund, Inc.

Supplement dated July 17, 2024

to the Summary Prospectus, Prospectus and
Statement of Additional Information
dated April 30, 2024

AVIP Fidelity Institutional AM® Equity Growth Portfolio

(the “Portfolio”)

The following supplements and amends the Summary Prospectus, Prospectus and Statement of Additional Information dated April 30, 2024:

Effective August 16, 2024, shareholders of the Portfolio will receive one share in exchange for every ten shares of the Portfolio they currently own (the “Reverse Share Split”).

While the Reverse Share Split will reduce the number of outstanding shares of the Portfolio, it will proportionately increase the net asset value (“NAV”) per share of the Portfolio such that the aggregate market value of the Portfolio’s shares will be the same both before and after the Reverse Share Split. The Reverse Share Split will result in an NAV per share closer to $20.00.  The Reverse Share Split will not alter the rights or total value of a shareholder’s investment in the Portfolio, nor will it be a taxable event for Portfolio investors.  The table below illustrates the hypothetical effect of the Reverse Share Split on a shareholder’s investment:

Hypothetical One for Ten Reverse Share Split

	# of Shares Owned	Hypothetical NAV Per Share	Market Value of Investment
Before Reverse Share Split	1000	$ 2.00	$ 2,000
After Reverse Share Split	100	$ 20.00	$ 2,000

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Please retain this supplement with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.